Exhibit 99
EXECUTION COPY
LIQUIDATING TRUST AGREEMENT
     AGREEMENT AND DECLARATION OF TRUST, dated as of March 22, 2011, by and between All American Group, Inc., an Indiana corporation (the “Corporation”), and William P. Johnson, an Indiana resident, as trustee (the “Trustee”). Capitalized terms used herein not otherwise defined have the meanings ascribed to them in the Merger Agreement (as defined below).
     WHEREAS, in connection with that certain Agreement and Plan of Merger, dated November 8, 2010, by and among All American Group Holdings, LLC, a Delaware limited liability company (the “Parent”), All American Acquisition Corporation, an Indiana corporation (“Acquisition”), the Corporation and Richard M. Lavers, as shareholders’ representative (the “Merger Agreement”), Acquisition will merge with and into the Corporation;
     WHEREAS, the Merger Agreement provides that the Corporation shall use its commercially reasonable efforts to effect a Sale of the specialty vehicles business (the “Specialty Vehicles Business”), and that each share of Common Stock of the Corporation (other than Dissenting Shares), shall be entitled to receive one Unit of this Liquidating Trust (this “Trust”), which Unit represents a contingent right to receive a pro rata portion of the Excess Sale Proceeds therefrom, if any;
     WHEREAS, the Board of Directors of the Corporation (the “Board”) has approved this Agreement; and
     WHEREAS, the Trustee shall administer the Trust pursuant to the terms of this Trust Agreement and, upon the earlier of such time as (a) all of the Excess Sale Proceeds, if any, have been distributed pursuant to the terms of Merger Agreement and this Trust, and (b) it has been determined that there are either no Excess Sale Proceeds or a Sale of the Specialty Vehicles Business has not been consummated pursuant to the terms of the Merger Agreement, the Trust shall terminate and no holder of Units shall have any further rights thereunder.
     NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
NAMES AND DEFINITIONS
     1.1 Name. The Trust shall be known as the Specialty Vehicles Liquidating Trust.
     1.2 Defined Terms. For all purposes of this instrument, unless the context otherwise requires:
          (a) “Affiliate” of any Person means any entity that controls, is controlled by, or is under common control with such Person. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.
          (b) “Agreement” shall mean this instrument as originally executed or as it may from time to time be amended pursuant to the terms hereof.
          (c) “Beneficiary” shall mean each holder of Units.
          (d) “Common Stock” shall mean the issued and outstanding common stock of the Corporation, no par value per share.
          (e) “Initial Trust Asset” means the contingent right to receive the Excess Sale Proceeds, if any, pursuant to the terms and conditions of the Merger Agreement.
          (f) “Liabilities” shall mean all of the Trust’s unsatisfied debts, claims, liabilities, commitments, suits and other obligations, whether contingent or fixed or otherwise, including, without limitation, any obligation of the Trust to indemnify any Person in connection with a Sale of the Specialty Vehicle Business.
          (g) “Person” shall mean an individual, a corporation, a partnership, an association, a joint stock company, a limited liability company, a trust, a joint venture, any unincorporated organization, or a government or political subdivision thereof.
          (h) “Record Date” shall mean the date fixed by the Board of Directors of the Corporation as the record date for determining the shareholders of the Corporation entitled to vote at a special meeting of shareholders of the Corporation for the purpose of considering approval of the Merger Agreement and the merger provided for therein.
          (i) “Shares” shall mean the shares of Common Stock..
          (j) “Shareholders” shall mean the holders of record of the outstanding Shares of the Corporation at the close of business on the Record Date.
          (k) “Transfer Date” shall mean the date hereof.
          (l) “Trust” shall mean the Trust created by this Agreement.
          (m) “Trust Assets” shall mean the Initial Trust Asset, and any interest accumulated after any such Excess Sale Proceeds have been delivered to the Trustee, less any of the foregoing utilized by the Trustee to pay expenses of the Trust, satisfy Liabilities or to make distributions to the Beneficiaries pursuant to the terms and conditions hereof.
          (n) “Trustee” shall mean the original Trustee under this Agreement and any successors thereto, pursuant to and in accordance with the terms of this Agreement.
          (o) “Unit” means a beneficial interest in this Trust equal to a fraction, the numerator of which is one and the denominator of which is the number of shares of Common Stock (other than Dissenting Shares) “in-the-money” and/or exercised outstanding immediately prior to the Effective Time. Each Unit will be nontransferable by the holder thereof except pursuant to the laws of descent and distribution.
ARTICLE II
GRANT TO AND NATURE OF TRANSFER
     2.1 Grant. The Corporation hereby grants, delivers, releases, assigns and conveys to the Trustee, to be held in trust for the benefit of the Beneficiaries of the Trust, the Initial Trust Asset, pursuant to the terms and provisions of the Merger Agreement and as set out below, and the Trustee hereby accepts such Initial Trust Asset, subject to the following terms and provisions. Nothing herein is intended to give any greater rights to the Beneficiaries to receive a portion of the Excess Sale Proceeds than as set forth in the Merger Agreement.
     2.2 Purpose of Trust.
          (a) The Trust is organized for the sole purpose of receiving and distributing the Excess Sale Proceeds from a Sale of the Specialty Vehicles Business, if any, and shall not have any authority to continue or engage in the conduct of a trade or business.
          (b) The Initial Trust Asset granted, assigned and conveyed to the Trustee shall be held in the Trust, and the Trustee will (i) liquidate the Trust Assets as it deems necessary to carry out the purpose of the Trust and facilitate distribution of the Trust Assets, (ii) allocate, protect, conserve and manage the Trust Assets in accordance with the terms and conditions hereof, (iii) act on behalf of the Beneficiaries, and (iv) distribute the Trust Assets in accordance with the terms and conditions hereof.
          (c) It is intended that for Federal, state and local income tax purposes, the Trust shall be treated as a liquidating trust under, and the Trust is established for the primary purpose of liquidating the assets transferred to it in accordance with, Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law. The Beneficiaries shall be treated as the owners of their respective share of the Trust pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986, as amended (the “Code”) and any analogous provision of state or local law, and shall be taxed on their respective share of the Trust’s taxable income (including both ordinary income and capital gains) pursuant to Section 671 of the Code and any analogous provision of state or local law. The Trustee shall file all tax returns required to be filed with any governmental agency consistent with this position, including, but not limited to, any returns required of grantor trusts pursuant to Section 1.671-4(a) of the Income Tax Regulations.
     2.3 No Reversion to the Corporation. In no event shall any part of the Trust Assets revert to or be distributed to the Corporation.
     2.4 Instruments of Further Assurance. The Corporation will, upon reasonable request of the Trustee, execute, acknowledge, and deliver such further instruments and do such further acts as may be necessary or proper to carry out effectively the purposes of this Agreement, to confirm or effectuate the transfer to the Trustee of any property intended to be covered hereby, and to vest in the Trustee and its successors and assigns, the estate, powers, instruments or funds in trust hereunder.
     2.5 Payment of Liabilities. The Trustee, in its capacity as Trustee hereunder and not in its individual capacity, hereby assumes all Liabilities and agrees hereafter to cause the Trust to pay, discharge and perform when due all of the Liabilities. Should any Liability be asserted against the Trustee as the transferee of the Trust Assets or as a result of the assumption made in this Section 2.5, the Trustee may use such part of the Trust Assets as may be necessary in contesting any such Liability or in payment thereof, but in no event shall the Trustee, Beneficiaries or agents of the Trust be personally liable, nor shall resort be had to the private property of such Persons, in the event that the Trust Assets are not sufficient to satisfy the Liabilities.
ARTICLE III
BENEFICIARIES
     3.1 Beneficial Interests.
          (a) The beneficial interest of each Shareholder of this Trust shall be determined in accordance with a certified copy of the Corporation’s shareholder list as of the Record Date and shall be represented by Units. The Corporation’s transfer agent will deliver such certified copy of the Corporation’s shareholder list to the Trustee within a reasonable time after such date. The Trustee shall be entitled to rely and shall be fully protected in relying upon the certified copy of the Corporation’s shareholder list. Each share of Common Stock (other than Dissenting Shares) shall receive one Unit for each Share as set forth in the Merger Agreement. Each Beneficiary shall have a pro rata interest in the Trust Assets equal to the number of Units held by such owner divided by the total number of Units held by all Beneficiaries.
          (b) The rights of Beneficiaries in, to and under the Trust Assets and the Trust shall not be represented by any form of certificate or other instrument, and no Beneficiary shall be entitled to such a certificate. The Trustee shall maintain at its place of business a record of the name and address of each Beneficiary and such Beneficiary’s aggregate Units in the Trust.
          (c) If any conflicting claims or demands are made or asserted with respect to the ownership of any Units, or if there is any disagreement between the transferees, assignees, heirs, representatives or legatees succeeding to all or part of the interest of any Beneficiary resulting in adverse claims or demands being made in connection with such Units, then, in any of such events, the Trustee shall be entitled, at its sole election, to refuse to comply with any such conflicting claims or demands. In so refusing, the Trustee may elect to make no payment or distribution with respect to such Units, or to make such payment to a court of competent jurisdiction or an escrow agent, and in so doing, the Trustee shall not be or become liable to any of such parties for its failure or refusal to comply with any of such conflicting claims or demands or to take any other action with respect thereto, nor shall the Trustee be liable for interest on any funds which it may so withhold. Notwithstanding anything to the contrary set forth in this Section 3.1(c), the Trustee shall be entitled to refrain and refuse to act until either (i) the rights of the adverse claimants have been adjudicated by a final judgment of a court of competent jurisdiction, (ii) all differences have been adjusted by valid written agreement between all of such parties, and the Trustee shall have been furnished with an executed counterpart of such agreement, or (iii) there is furnished to the Trustee a surety bond or other security satisfactory to the Trustee, as it shall deem appropriate, to fully indemnify it as between all conflicting claims or demands.
     3.2 Rights of Beneficiaries. Each Beneficiary shall be entitled to participate in the rights and benefits due to a Beneficiary hereunder according to the Beneficiary’s Units. Each Beneficiary shall take and hold the same subject to all the terms and provisions of this Agreement. The interest of each Beneficiary hereunder is declared, and shall be in all respects, personal property and upon the death of an individual Beneficiary, the Beneficiary’s beneficial interest shall pass as personal property to the Beneficiary’s legal representative and such death shall in no way terminate or affect the validity of this Agreement. A Beneficiary shall have no title to, right to, possession of, management of, or control of, the Trust Assets except as expressly provided herein. No widower, widow, heir or devisee of any person who may be a Beneficiary shall have any right of dower, homestead, or inheritance, or of partition, or of any other right, statutory or otherwise, in any property forming a part of the Trust Assets but the whole title to all the Trust Assets shall be vested in the Trustee and the sole interest of the Beneficiaries shall be the rights and benefits given to such Persons under this Agreement.
     3.3 Limitations on Transfer of Interests of Beneficiaries.
          (a) NO UNITS MAY BE ASSIGNED OR TRANSFERRED EXCEPT BY WILL, OR INTESTATE SUCCESSION.
          (b) Except as may be otherwise required by law, the Units of the Beneficiaries hereunder shall not be subject to attachment, execution, sequestration or any order of a court, nor shall such interests be subject to the contracts, debts, obligations, engagements or liabilities of any Beneficiary, but the interest of a Beneficiary shall be paid by the Trustee to the Beneficiary free and clear of all assignments, attachments, anticipations, levies, executions, decrees and sequestrations and shall become the property of the Beneficiary only when actually received by such Beneficiary.
     3.4 Trustee as Beneficiary. The Trustee, either individually or in a representative or fiduciary capacity, may be a Beneficiary to the same extent as if it were not a Trustee hereunder and shall have all rights of a Beneficiary, including, without imitation, the right to receive distributions, to the same extent as if it was not the Trustee hereunder.
ARTICLE IV
DURATION AND TERMINATION OF THE TRUST
     4.1 Duration. The existence of the Trust shall terminate upon the earliest of such time as (i) all of the Excess Sale Proceeds, if any, have been distributed pursuant to the terms of Merger Agreement and this Trust, (ii) as it has been determined that there are no Excess Sale Proceeds or, (iii) a Sale of the Specialty Vehicles Business has not been consummated within the time period and pursuant to the other terms of the Merger Agreement (the earlier of such time is the “Trust Termination Date”).

     4.2 Other Obligations of Trustee upon Termination. Upon termination of the Trust, the Trustee shall provide for the retention of the books, records, lists of holders of Units, and files which shall have been delivered to or created by the Trustee. At the Trustee’s discretion, all of such records and documents may be destroyed at any time after seven years from the distribution of all the Trust Assets. Except as otherwise specifically provided herein, after the Trust Termination Date, the Trustee shall have no further duties or obligations hereunder.
ARTICLE V
ADMINISTRATION OF TRUST ASSETS
     5.1 Sale of Trust Assets. The Trustee shall not sell, transfer or otherwise convey any interest in the Initial Trust Asset to any Person, without the prior written consent of the holders of a majority of the Units.
     5.2 Efforts to Resolve Claims. Subject to the terms and conditions of this Agreement, the Trustee shall make appropriate efforts to resolve any contingent or unliquidated claims and outstanding contingent liabilities for which the Trust may be responsible, and may be reimbursed from the Trust Assets only to the extent necessary to resolve such claims and liabilities.
     5.3 Continued Collection of Property of Trust Assets. All property that is determined to be a part of the Trust Assets shall continue to be collected by the Trustee and held as a part of the Trust, if and when any right to receive them arises. The Trustee shall hold the Trust Assets without being obligated to provide for or pay any interest thereon to any Beneficiary, except to the extent of such Beneficiary’s share of interest actually earned by the Trust after payment of the Trust’s liabilities and expenses as provided in Section 5.5.
     5.4 Restriction on Trust Assets. The Trustee shall cause to be distributed any assets prohibited by Revenue Procedure 82-58 (as amplified by Revenue Procedure 91-15), as the same may be further amended, supplemented, or modified, including, but not limited to, any listed stocks or securities, any readily-marketable assets, any operating assets of a going business, any unlisted stock of a single issuer that represents 80% or more of the stock of such issuer, or any general or limited partnership interest. The Trustee shall not retain cash in excess of a reasonable amount to meet expenses, charges and obligations of the Trust, the Trust Assets and all Liabilities.
     5.5 Payment of Expenses and Liabilities. The Trustee shall pay from the Trust Assets, if and when Trust Assets arise, all expenses, charges, and obligations of the Trust and of the Trust Assets and all Liabilities and obligations which the Trustee specifically assumes and agrees to pay pursuant to this Agreement and such transferee liabilities which the Trustee may be obligated to pay as transferees of the Trust Assets, including, but not limited to, interest, penalties, taxes, assessments, and public charges of any kind or nature and the costs, charges, and expenses connected with or growing out of the execution or administration of the Trust and such other payments and disbursements as are provided in this Agreement or which may be determined to be a proper charge against the Trust Assets by the Trustee.
     5.6 Interim Distributions. At such times as may be determined in its sole discretion, or upon the written consent of the holders of the majority of Units, the Trustee shall distribute, or cause to be distributed to the Beneficiaries, in proportion to the number of Units held by each Beneficiary on the record date for such distribution as determined by the Trustee in its sole discretion, such cash or other property comprising a portion of the Trust Assets as the Trustee may in its sole discretion determine may be distributed; provided, however, that the Trustee shall distribute, or cause to be distributed, at least annually to the Beneficiaries all cash proceeds from receipt of the Trust Assets, if any, in excess of a reasonable amount (as determined by the Trustee) to satisfy the Liabilities and expenses described in Section 5.5.
     5.7 Final Distribution. If the Corporation and the Trustee agree that the Liabilities and all other claims, expenses, charges, and obligations of the Trust have been paid or discharged, and there are no further Excess Sale Proceeds to be received, the Trustee shall, as expeditiously as is consistent with the conservation and protection of the Trust Assets, distribute the remaining Trust Assets, if any, to the Beneficiaries in proportion to the number of Units held by each Beneficiary.
     5.8 Reports to Beneficiaries and Others.
          (a) As soon as practicable after the Transfer Date, the Trustee will mail to each Beneficiary a notice indicating how many Units such person beneficially owns and the Trustee’s address and other contact information. As soon as practicable after the end of each tax year and after termination of the Trust, but in any event within 90 days after each such event, the Trustee shall submit a written report and account to the Beneficiaries showing (i) the assets and liabilities of the Trust at the end of such taxable year or upon termination and the receipts and disbursements of the Trustee for such taxable year or period, prepared in accordance with generally accepted accounting principles, (ii) any changes in the Trust Assets and Liabilities that they have not previously reported, (iii) statements of cash flow for such taxable year, and (iv) any action taken by the Trustee in the performance of its duties under this Agreement that it has not previously reported, and which, in its opinion, materially affects the Trust Assets or Liabilities.
          (b) The tax year of the Trust shall end on December 31 of each year.
          (c) During the course of a tax year, whenever a material event relating to the Trust’s Assets occurs, the Trustee shall, within a reasonable period of time after such occurrence, prepare and mail to the Beneficiaries an interim report describing such event. The occurrence of a material event need not be reported in an interim report if an annual report pursuant to Section 5.8(a) will be issued at approximately the same time that such interim report would be issued and such annual report describes the material event as it would be discussed in an interim report. The occurrence of a material event will be determined solely by the Trustee or as may be required by the rules and regulations promulgated by the Securities and Exchange Commission.
          (d) Indiana Code §30-4-5-12 shall apply to the Trustee’s reports pursuant to this Section.
     5.9 Federal Income Tax Information. As soon as practicable after the close of each tax year, the Trustee shall mail to each Person who was a Beneficiary during such year, a statement showing, on a per Unit basis, the information necessary to enable a Beneficiary to determine its taxable income (if any) from the Trust as determined for Federal income tax purposes. In addition, after receipt of a request in good faith, the Trustee shall furnish to any Person who has been a Beneficiary at any time during the preceding year, at the expense of such Person and at no cost to the Trust, a statement containing such further tax information as is reasonably requested by such Person.
     5.10 Books and Records.
          (a) The Trustee shall maintain in respect of the Trust and the holders of Units books and records relating to the Trust Assets, income and liabilities of the Trust in such detail and for such period of time as may be necessary to enable it to make full and proper accounting in respect thereof in accordance with this Article V and to comply with applicable law. Such books and records shall be maintained on a basis or bases of accounting necessary to facilitate compliance with the tax reporting requirements of the Trust and the reporting obligations of the Trustee under Section 5.8. Except as provided in Section 5.8, nothing in this Agreement requires the Trustee to file any accounting or seek approval of any court with respect to the administration of the Trust or as a condition for managing any payment or distribution out of the Trust Assets. Beneficiaries shall have the right upon 30 days’ prior written notice delivered to the Trustee to inspect during normal business hours such books and records (including financial statements); provided that, if so requested, such Beneficiaries shall have entered into a confidentiality agreement satisfactory in form and substance to the Trustee.
     5.11 Appointment of Agents, etc.
          (a) The Trustee shall be responsible for the general policies of the Trust and for the general supervision of the activities of the Trust conducted by all agents, advisors or managers of the Trust. The Trustee shall have the power to appoint or contract with any Person or Persons as the Trustee may deem necessary or proper for the transaction of all or any portion of the activities of the Trust.
          (b) The Trustee shall have the power to determine the terms and compensation of any Person with whom it may contract pursuant to Section 5.11(a), subject to the provisions of Section 5.12.
          (c) The Trustee shall not be required to administer the Trust as its sole and exclusive function and the Trustee may have other business interests and may engage in other activities similar or in addition to those relating to the Trust, including the rendering of advice or services of any kind to investors or any other Persons and the management of other investments, subject to the Trustee’s obligations under this Agreement and applicable law.
     5.12 Fiduciary Duty.
          (a) To the extent that, at law or in equity, the Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust, the Beneficiaries or to any other Person, a Trustee acting under this Agreement shall not be liable to the Trust, the Beneficiaries or to any other Person for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of the Trustee otherwise existing at law or in equity are agreed by the parties hereto to replace such other duties and liabilities of the Trustee.

          (b) Unless otherwise expressly provided herein:
          (i) whenever a conflict of interest exists or arises between the Trustee or any of its Affiliates, on the one hand, and the Trust or any Beneficiaries or any other Person, on the other hand; or
          (ii) whenever this Agreement or any other agreement contemplated herein or therein provides that the Trustee shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust, any Beneficiaries or any other Person, the Trustee shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, in any customary or accepted industry practices, and in compliance with any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Trustee, the resolution, action or terms so made, taken or provided by the Trustee shall not constitute a breach of this Agreement or any other agreement contemplated herein or of any duty or obligation of the Trustee at law or in equity or otherwise.
          (c) Notwithstanding any other provision of this Agreement or otherwise applicable law, whenever in this Agreement the Trustee is permitted or required to make a decision:
          (i) in its “discretion” or under a grant of similar authority, the Trustee shall be entitled to consider such interests and factors as it desires, and, to the fullest extent permitted by applicable law, shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust, the Beneficiaries or any other Person; or
          (ii) in its “good faith” or under another express standard, the Trustee shall act under such express standard and shall not be subject to any other or different standard.
          (d) The Trustee and any Affiliate of the Trustee may engage in or possess an interest in other profit-seeking or business ventures of any nature or description, independently or with others, whether or not such ventures are competitive with the Trust and the doctrine of corporate opportunity, or any analogous doctrine, shall not apply to the Trustee. No Trustee who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Trust shall have any duty to communicate or offer such opportunity to the Trust, and such Trustee shall not be liable to the Trust or to the Beneficiaries for breach of any fiduciary or other duty by reason of the fact that such Trustee pursues or acquires for, or directs such opportunity to another Person or does not communicate such opportunity or information to the Trust. Neither the Trust nor any Beneficiary shall have any rights or obligations by virtue of this Agreement or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. Any Trustee may engage or be interested in any financial or other transaction with the Beneficiaries or any Affiliate of the Trust or the Beneficiaries, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Trust or the Beneficiaries or their Affiliates.
ARTICLE VI
POWERS OF AND LIMITATIONS ON THE TRUSTEE
     6.1 Limitations on Trustee. The Trustee shall not at any time, on behalf of the Trust or Beneficiaries, enter into or engage in any trade or business except as necessary for the orderly liquidation of the Trust Assets. The Trustee shall be restricted to collection and enforcement of the Trust Assets and the payment and distribution thereof for the purposes set forth in this Agreement and to the conservation and protection of the Trust Assets and the administration thereof in accordance with the provisions of this Agreement. In no event shall the Trustee take any action which would jeopardize the status of the Trust as a “liquidating trust” for Federal income tax purposes within the meaning of Treasury Regulation Section 301.7701-4(d). The Trustee shall not invest any of the cash held as Trust Assets, except that the Trustee may invest in (i) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which mature not later than one year from the date of acquisition thereof, or (ii) money market deposit accounts, checking accounts, savings accounts, or certificates of deposit, or other time deposit accounts which mature not later than one year from the date of acquisition thereof which are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof. Neither the Trustee nor any Affiliate of the Trustee shall take any action to facilitate or encourage trading in the Units or in any instrument tied to the value of the Units. The Trustee shall not have any power or authority whatsoever to act for or on behalf of the Corporation, its successors or assigns.
     6.2 Specific Powers of Trustee. Subject to the provisions of the terms and conditions of this Agreement, the Trustee shall have the following specific powers in addition to any powers conferred upon it by any other Section or provision of this Agreement or any laws of the State of Indiana; provided that the enumeration of the following powers shall not be considered in any way to limit or control the power of the Trustee to act as specifically authorized by any other Section or provision of this Agreement and to act in such a manner as the Trustee may deem necessary or appropriate to conserve and protect the Trust Assets or to confer on the Beneficiaries the benefits intended to be conferred upon them by this Agreement:
          (a) to collect, liquidate or otherwise convert into cash the Trust Assets, and to pay, discharge, and satisfy all other claims, expenses, charges, Liabilities and obligations existing with respect to the Trust Assets, the Trust or the Trustee in its capacity as such;
          (b) to elect, appoint, engage or retain any Persons as agents, representatives or independent contractors (including without limitation real estate advisors, investment advisors, accountants, transfer agents, attorneys-at-law, managers, appraisers, brokers, or otherwise) in one or more capacities, and to pay reasonable compensation from the Trust Assets for services in as many capacities as such Person may be so elected, appointed, engaged or retained (provided that any such agreements or arrangements with a person or entity affiliated with the Trustee shall be on terms no less favorable to the Trust than those available to the Trust in similar agreements or arrangements with unaffiliated third parties, and such agreements or arrangements shall be terminable, without penalty, on 60 days prior written notice by the Trust), to prescribe the titles, powers and duties, terms of service and other terms and conditions of the election, appointment, engagement or retention of such Persons and, except as prohibited by law, to delegate any of the powers and duties of the Trustee to agents, representatives, independent contractors or other Persons;
          (c) to retain and set aside such funds out of the Trust Assets as the Trustee shall in good faith deem necessary or expedient to pay, or provide for the payment of (i) unpaid claims, expenses, charges, Liabilities and obligations of the Trust; and (ii) the expenses of administering the Trust Assets;
          (d) to do and perform any and all acts necessary or appropriate for the conservation and protection of the Trust Assets, including acts or things necessary or appropriate to maintain the Trust Assets held by the Trustee pending distribution thereof to the Beneficiaries;
          (e) to institute or defend actions or judgments for declaratory relief or other actions or judgments and to take such other action, in the name of the Trust or as otherwise required, as the Trustee may deem necessary or desirable to enforce any instruments, contracts, agreements, causes of action, or rights relating to or forming a part of the Trust Assets;
          (f) to determine conclusively from time to time the value of and to revalue the securities and other property of the Trust, in accordance with independent appraisals or other information as it deems necessary or appropriate;
          (g) to cancel, terminate, or amend any instruments, contracts, agreements, obligations, or causes of action relating to or forming a part of the Trust Assets, and to execute new instruments, contracts, agreements, obligations or causes of action notwithstanding that the terms of any such instruments, contracts, agreements, obligations, or causes of action may extend beyond the terms of the Trust;
          (h) to cause any investments of any part of the Trust Assets to be registered and held in its name or in the names of a nominee or nominees without increase or decrease of liability with respect thereto;
          (i) to perform any act authorized, permitted, or required under any instrument, contract, agreement, right, obligation, or cause of action relating to or forming a part of the Trust Assets whether in the nature of an approval, consent, demand, or notice thereunder or otherwise, unless such act would require the consent of the Beneficiaries in accordance with the express provisions of this Agreement or is otherwise prohibited hereby.
ARTICLE VII
CONCERNING THE TRUSTEE, BENEFICIARIES AND AGENTS
     7.1 Generally. The Trustee accepts and undertakes to discharge the Trust, upon the terms and conditions hereof, on behalf of the Beneficiaries. The Trustee shall exercise such of the rights and powers vested in it by this Agreement in good faith and in the best interests of the Beneficiaries. The Trustee shall not be personally liable for any act or omission hereunder except as determined by a final order of a court of competent jurisdiction for its own grossly negligent action, its own grossly negligent failure to act, or its own fraud or willful misconduct, in each case, as determined by a final order of a court of competent jurisdiction from which no appeal can or is taken, except that:
          (a) no successor Trustee shall be responsible for the acts or omissions of a Trustee in office prior to the date on which it becomes a Trustee;
          (b) the Trustee shall not be liable to the Beneficiaries for the acts or omissions of an agent, advisor or manager of the Trust appointed by the Trustee hereunder, except where the Trustee specifically directs the act of such Person, delegates the authority to such Person to act where such Trustee was under a duty not to delegate, does not use reasonable prudence in the selection or retention of such Person, does not periodically review such person’s overall performance and compliance with the terms of such delegation; conceals the act or omission of such Person; or neglects to take reasonable steps to redress any wrong committed by such Person when such Trustee is aware of such Person’s act or omission; provided, however, that this subsection (b) shall not apply to acts or omissions of any Affiliate of Trustee, or any of their respective employees;
          (c) the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee;
          (d) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which are specifically required to be furnished to the Trustee by any provision hereof, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement;
          (e) the Trustee shall not be liable for any reasonable error of judgment made in good faith; and
          (f) the Trustee shall not be liable with respect to any action taken or omitted to be taken by the Trustee in good faith in accordance with the terms and conditions of this Agreement and at the direction of Beneficiaries having aggregate Units of at least 51% of the total Units held by all Beneficiaries relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any right or power conferred upon the Trustee under this Agreement.
     7.2 Reliance by Trustee. Except as otherwise provided in Section 7.1:
          (a) The Trustee may consult with legal counsel, auditors or other experts to be selected by it, and the advice or opinion of such counsel, auditors, or other experts shall be full and complete personal protection to the Trustee and agents of the Trust in respect of any action taken or suffered by the Trustee in good faith and in the reliance on, or in accordance with, such advice or opinion.

          (b) Persons dealing with the Trustee shall look only to the Trust Assets to satisfy any liability incurred by the Trustee to such Person in carrying out the terms of the Trust, and the Trustee shall have no personal or individual obligation to satisfy any such liability.
          (c) As far as reasonably practicable, the Trustee shall cause any written instrument creating an obligation of the Trust to include a reference to this Agreement and to provide that neither the Beneficiaries, the Trustee nor their agents shall be liable thereunder, and that the other parties to such instrument shall look solely to the Trust Assets for the payment of any claim thereunder or the performance thereof; provided that the omission of such provision from any such instrument shall not render the Beneficiaries, the Trustee or their agents liable, nor shall the Trustee be liable to anyone for such omission.
     7.3 Limitation on Liability to Third Persons. No Beneficiary shall be subject to any personal liability whatsoever, in tort, contract, or otherwise, to any Person in connection with the Trust Assets or the affairs of the Trust, and, to the fullest extent permitted by law, no Trustee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any Beneficiary or any other Person in connection with the Trust Assets or the affairs of the Trust, except to the extent determined by a court of competent jurisdiction from which no appeal can be or is taken, to have resulted from the gross negligence, fraud or willful misconduct knowingly and intentionally committed in bad faith by such Trustee or agent of the Trust. All such other Persons shall look solely to the Trust Assets for satisfaction of claims of any nature arising in connection with the affairs of the Trust.
     7.4 Recitals. Any written instrument creating an obligation of the Trust shall be conclusively taken to have been executed or done by a Trustee or agent of the Trust only in its capacity as Trustee under this Agreement, or in its capacity as an agent of the Trust.
     7.5 Indemnification. The Trustee and each Person appointed by the Trustee pursuant to Section 5.11, and the directors, officers, employees and agents of each such Person (each an “Indemnified Person” and collectively the “Indemnified Persons”), shall, to the fullest extent permitted by law, be indemnified out of the Trust Assets against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by the Indemnified Persons in connection with the defense or disposition of any action, suit or other proceeding by the Trust or any other Person, whether civil or criminal, in which the Indemnified Person may be involved or with which the Indemnified Person may be threatened: (i) in the case of the Trustee or a Person appointed by the Trustee pursuant to Section 5.11, while in office or thereafter, by reason of his being or having been such a Trustee or agent including, without limitation, in connection with or arising out of any action, suit or other proceeding based on any alleged breach of duty, neglect, error, misstatement, misleading statement, omission or act of the Trustee or any such Person in such capacity; and (ii) in the case of any director, officer or agent of any such Person, by reason of any such Person exercising or failing to exercise any right or power hereunder; provided that the Indemnified Person shall not be entitled to such indemnification with respect to any matter as to which the Indemnified Person shall have been adjudicated by a final order of a court of competent jurisdiction from which no appeal can be or is taken, to have acted with gross negligence, fraud or willful misconduct knowingly and intentionally committed in bad faith. The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which the Indemnified Person may be lawfully entitled; provided that no Indemnified Person may satisfy any right of indemnity or reimbursement granted herein, or to which the Indemnified Person may be otherwise entitled, except out of the Trust Assets, and no Beneficiary shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustee may make advance payments in connection with indemnification under this Section 7.5, provided that the Indemnified Person shall have given a written undertaking to repay any amount advanced to the Indemnified Person and to reimburse the Trust in the event that it is subsequently determined that the Indemnified Person is not entitled to such indemnification. Nothing contained herein shall restrict the right of the Trustee to indemnify or reimburse such Indemnified Person in any proper case, even though not specifically provided for herein, nor shall anything contained herein restrict the right of any such Indemnified Person to contribution under applicable law.
ARTICLE VIII
PROTECTION OF PERSONS DEALING WITH THE TRUSTEE
     8.1 Action by Trustee. At any time there is more than one Trustee all action with respect to the disposition and distribution of the Trust Assets required or permitted to be taken by the Trustee, in its capacity as Trustee, shall be taken by approval, consent, vote or resolution authorized by at least a majority of the Trustees.
     8.2 Reliance on Statements by Trustee. Any Person dealing with the Trustee shall be fully protected in relying upon a certificate signed by the Trustee, stating that it has authority take any action under the Trust. Any Person dealing with the Trustee shall be fully protected in relying upon the Trustee’s certificate setting forth the facts concerning the action taken by the Trustee pursuant to this Agreement, including the aggregate number of Units held by the Beneficiaries causing such action to be taken.
ARTICLE IX
COMPENSATION OF TRUSTEE
     9.1 Compensation. The Trustee shall only be entitled to the compensation set forth on Exhibit A hereto, which in no event shall be greater than the usual and customary fees charged by trustees with respect to trusts of this type and nature. Unless otherwise required by law or as may subsequently be approved by Beneficiaries having a majority of the total Units, the Trustee shall not receive any other compensation for acting in such capacity.
     9.2 Expenses. The Trustee shall be reimbursed from the Trust Assets for all expenses reasonably incurred, and appropriately documented, by the Trustee in the performance of the Trustee’s duties in accordance with this Agreement.

ARTICLE X
TRUSTEE AND SUCCESSOR TRUSTEE
     10.1 Number and Qualification of Trustee.
          (a) Subject to the provisions of Section 10.3 relating to the period pending the appointment of a successor Trustee, there shall be one Trustee of this Trust, which shall be a citizen and resident of or a corporation or other entity which is incorporated or formed under the laws of a state of the United States and, if a corporation, it shall be authorized to act as a corporate fiduciary under the laws of the State of Indiana or such other jurisdiction as shall be determined by the Trustee in its sole discretion.
          (b) If a corporate Trustee shall ever change its name, or shall reorganize or reincorporate, or shall merge with or into or consolidate with any other bank or trust company, such corporate trustee shall be deemed to be a continuing entity and shall continue to act as a trustee hereunder with the same liabilities, duties, powers, titles, discretions, and privileges as are herein specified for a Trustee.
     10.2 Resignation and Removal. Any Trustee may resign and be discharged from the Trust hereby created by giving written notice to the Beneficiaries at their respective addresses as they appear on the records of the Trustee. Such resignation shall become effective upon the appointment of such Trustee’s successor, and such successor’s acceptance of such appointment, whichever is earlier. Any Trustee may be removed at any time, with or without cause, by Beneficiaries having aggregate Units of at least a majority of the total Units held by all Beneficiaries.
     10.3 Appointment of Successor. Should at any time the Trustee resign or be removed, die, become mentally incompetent or incapable of action (as determined by the Beneficiaries holding Trust Units representing an aggregate of at least a majority of the total Beneficial Interests in the Trust), or be adjudged bankrupt or insolvent, a vacancy shall be deemed to exist and a successor shall be appointed by the Beneficiaries pursuant to Article 12 hereof by the consent of the Beneficiaries holding Units representing at least a majority of the total Units. Pending the appointment of a successor Trustee, the remaining Trustee or Trustees then serving may take any action in the manner set forth in Section 8.1.
     10.4 Acceptance of Appointment by Successor Trustee. Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall deliver one counterpart, in case of a resignation, to the retiring Trustee. Thereupon such successor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts, and duties of its predecessor in the Trust hereunder with like effect as if originally named therein; but the retiring Trustee shall nevertheless, when requested in writing by the successor Trustee, execute and deliver an instrument or instruments conveying and transferring to such successor Trustee upon the trust herein expressed, all the estates, properties, rights, powers, and trusts of such retiring Trustee, and it shall duly assign, transfer, and deliver to such successor Trustee all property and money held by such Trustee hereunder.

     10.5 Bonds. Unless required by the Board prior to the Transfer Date, or unless a bond is required by law, no bond shall be required of any original Trustee hereunder. Unless a bond is required by law and such requirement cannot be waived by or with approval of the Beneficiaries holding aggregate Units of at least a majority of the total Units held by all Beneficiaries, no bond shall be required of any successor Trustee hereunder. If a bond is required by law, no surety or security with respect to such bond shall be required unless required by law and such requirement cannot be waived by or with approval of the Beneficiaries or unless required by the Board. If a bond is required by the Board or by law, the Board or the Trustee, as the case may be, shall determine whether, and to what extent, a surety or security with respect to such bond shall be required. The cost of any such bond shall be borne by the Trust.
ARTICLE XI
CONCERNING THE BENEFICIARIES
     11.1 Evidence of Action by Beneficiaries. Whenever in this Agreement it is provided that the Beneficiaries may take any action (including the making of any demand or request, the giving of any notice, consent, or waiver, the removal of a Trustee, the appointment of a successor Trustee, or the taking of any other action), the fact that at the time of taking any such action such Beneficiaries have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by the Beneficiaries holding that number of Units as are necessary to approve the particular action.
     11.2 Limitation on Suits by Beneficiaries. No Beneficiary shall have any right by virtue of any provision of this Agreement to institute any action or proceeding at law or in equity against any party other than the Trustee upon or under or with respect to the Trust Assets or the agreements relating to or forming part of the Trust Assets, and the Beneficiaries (by their acceptance of any distribution made to them pursuant to this Agreement) waive any such right.
     11.3 Requirement of Undertaking. The Trustee may request any court to require, and any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Trustee for any action taken or omitted to be taken by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 11.3 shall not apply to any suit by the Trustee.
ARTICLE XII
MEETING OF BENEFICIARIES
     12.1 Purpose of Meetings. A meeting of the Beneficiaries may be called at any time and from time to time pursuant to the provisions of this Article.
     12.2 Meeting Called by Trustee. The Trustee may at any time call a meeting of the Beneficiaries to be held at such time and at such place as the Trustee shall determine. Written notice of every meeting of the Beneficiaries shall be given by the Trustee (except as provided in

Section 12.3), which written notice shall set forth the time and place of such meeting and in general terms the action proposed to be discussed at such meeting, and shall be mailed not more than 60 nor less than 5 days before such meeting is to be held to all of the Beneficiaries of record not more than 60 days before the date of such meeting. The notice shall be directed to the Beneficiaries at their respective addresses as they appear in the records of the Trust.
     12.3 Meeting Called on Request of Beneficiaries. Within 30 days after written request to the Trustee by Beneficiaries holding an aggregate of at least 33% of the total Units held by all Beneficiaries to call a meeting of all Beneficiaries, which written request shall specify in reasonable detail the action proposed to be discussed, the Trustee shall proceed under the provisions of Section 12.2 to call a meeting of the Beneficiaries, and if the Trustee fails to call such meeting within such 30 day period then such meeting may be called by such Beneficiaries, or their designated representatives, requesting such meeting.
     12.4 No Voting. No Beneficiary shall be entitled to vote at a meeting of the Beneficiaries either in person or by proxy. To the extent that this Agreement provides for actions taken by the holders of a majority of the Units, such action may only be taken by H.I.G. All American, LLC, or its successor, as the sole holder of a majority of the Units.
     12.5 Adjournment of Meeting. Subject to Section 12.5, any meeting of Beneficiaries may be adjourned from time to time and a meeting may be held at such adjourned time and place without further notice.
     12.6 Conduct of Meetings. The Trustee shall appoint the Chairman and the Secretary of the meeting.
     12.7 Record of Meeting. A record of the proceedings of each meeting of Beneficiaries shall be prepared by the Secretary of the meeting. The record shall be signed and verified by the Secretary of the meeting and shall be delivered to the Trustee to be preserved by them. Any record so signed and verified shall be conclusive evidence of all of the matters therein stated.
ARTICLE XIII
AMENDMENTS
     13.1 Consent of Beneficiaries. At the written direction or with the written consent of Beneficiaries holding at least a majority of the total Units, the Trustee shall promptly make and execute a declaration amending this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or amendments thereto; provided that no such amendment shall (a) increase the potential liability of the Trustee or any Beneficiary hereunder without the written consent of the Trustee or such Beneficiary, as applicable, permit the Trustee to engage in any activity prohibited by Section 6.1 hereof or affect the Beneficiaries’ rights to receive their pro rata shares of the Trust Assets, (c) cause the Trust to be treated for Federal, state or local income tax purposes as other than a liquidating trust under Treasury Regulation Section 301.7701-4(d)], or (d) cause the Beneficiaries to be treated as other than the owners of their respective shares of the Trust’s taxable income pursuant to Section 671 through 679 of the Code and any analogous provision of state or local law.

     13.2 Notice and Effect of Amendment. Promptly after the execution by the Trustee of any such declaration of amendment, the Trustee shall give notice of the substance of such amendment to the Beneficiaries or, in lieu thereof, the Trustee may send a copy of the amendment to each Beneficiary. Upon the execution of any such declaration of amendment by the Trustee, this Agreement shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties, and immunities of the Trustee and the Beneficiaries under this Agreement shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendments, and all the terms and conditions of any such amendment shall thereby be deemed to be part of the terms and conditions of this Agreement for any and all purposes.
ARTICLE XIV
MISCELLANEOUS PROVISIONS
     14.1 Filing Documents. This Agreement shall be filed or recorded in such office or offices as the Trustee may determine to be necessary or desirable. A copy of this Agreement and all amendments thereof shall be maintained in the office of the Trustee and shall be available at all times during regular business hours for inspection by any Beneficiary or his duly authorized representative. The Trustee shall file or record any amendment of this Agreement in the same places where the original Agreement is filed or recorded. The Trustee shall file or record any instrument which relates to any change in the office of the Trustee in the same places where the original Agreement is filed or recorded.
     14.2 Intention of Parties to Establish Trust. This Agreement is not intended to create, and shall not be interpreted as creating, a corporation, association, partnership, or joint venture of any kind for purposes of Federal income taxation or for any other purpose.
     14.3 Beneficiaries Have No Rights or Privileges as Shareholders of the Corporation. The Beneficiaries (by their vote with respect to the Merger and/or their acceptance of any distributions made to them pursuant to this Agreement) shall have no rights or privileges attributable to their former status as shareholders of the Corporation.
     14.4 Laws as to Construction. This Agreement and the trust created hereby shall be governed by and construed in accordance with the laws of the State of Indiana. The Trustee, the Corporation and the Beneficiaries (by their acceptance of any distributions made to them pursuant to this Agreement) consent and agree that this Agreement shall be governed by and construed in accordance with such laws.
     14.5 Severability. In the event any provision of this Agreement or the application thereof to any Person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.
     14.6 Notices. Any notice or other communication by the Trustee to any Beneficiary shall be deemed to have been sufficiently given, for all purposes, if deposited, postage prepaid,

in the post office or letter box addressed to such Person at his address as shown in the records of the Trust.
All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by cable, telegram, email, telecopier or telex to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:
(a)	If to the Trustee:
William P. Johnson
P.O. Box 568
Goshen, Indiana 46527
with a copy to:
James Strain, Esq.
One Indiana Square
Suite 3500
Indianapolis, IN 46204
(b)	If to the Corporation:

All American Group, Inc. All American Group, Inc. 2831 Dexter Drive Elkhart, IN 46515 Attention: Chief Executive Officer, General Counsel Facsimile: (574) 266-2559

with a copy to:

All American Group Holdings, LLC c/o H.I.G. Capital, LLC 1001 Brickell Bay Drive, 27th Floor Miami, Florida, 33131 Attention: Matthew Sanford Facsimile: (305) 379-3655

with a copy (which shall not constitute notice) to:

White & Case LLP 200 S. Biscayne Boulevard, Suite 4900 Miami, Florida 33131 Attention: Jorge L. Freeland, Esq. Facsimile: (305) 358-5744

     14.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, All American Group, Inc. has caused this Agreement to be executed by an authorized officer, and the Trustee herein has executed this Agreement, effective this 22nd day of March, 2011.

ALL AMERICAN GROUP, INC.
By:	/s/ Richard M. Lavers
	Name:	Richard M. Lavers
	Title:	President and Chief Executive Officer

TRUSTEE
/s/ William P. Johnson
Name: William P. Johnson